Cincinnati Financial Corporation

May 2009

THE CINCINNATI INSURANCE COMPANIES

NASDAQ: CINF

- Today's presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.
- The forward-looking information in this presentation has been publicly disclosed, most recently on April 30, 2009, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.
- Reconciliations of non-GAAP and non-statutory data are available at www.cinfin.com.

Cincinnati Financial at a Glance

Profile

- 22nd largest U.S. P/C writer
- A.M. Best Rating: A+
- $3.1 billion annual premiums:
  - 74% commercial
  - 22% personal
  - 4% life
- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Rank # 1 or # 2 in more than 75% of agencies appointed more than five years

1Q09 Highlights

- EPS of $0.22 vs. ($0.26)
- Operating earnings declined
  - 21% from worse catastrophes and WC reserve strengthening
  - 23% from lower investment income
- Combined ratio 107.5% with WC & homeowner adding 13 points
- Maintained shareholder dividend
  - Yield approximately 6%
  - Board continues to evaluate
- Excellent financial flexibility
  - Low debt leverage at 17.8%
  - $515 million cash
  - A2/A+ rated bond portfolio, diversified equity portfolio

Value Creation

- Rate of growth in book value plus the rate of dividend contribution to average 12 percent to 15 percent for the period 2010 to 2014
- Addressing immediate challenges while positioning the company for success through all market cycles
- Three performance drivers:
  - Premium growth vs. peers
  - Combined ratio consistently below 100 percent
  - Investment contribution -
    - **Investment income growth**
    - **Compound annual equity portfolio return exceeding 5 year return of S&P 500 index**

2009 vs. Longer Term

- Weak economy – lower base for insurable risks
- Soft insurance market pricing
- Growth initiatives have not reached their full contribution
- Cost of continued investment in our business
- Diversification of the investment portfolio
- External factor assumptions:
  - Firming of commercial insurance pricing during 2009
  - Economy and financial market growth by the end of 2010

Increasing Value for Shareholders

Driven by Performance


Rolling Five-year Average
20%
15%
10%
5%
0%
-5%
Target: VCR averaging 12% to 15% for the period 2010-2014
2004
2005
2006
2007
2008
2010
2011
2012
2013
2014
1.0% (2.7%) (0.6%) (1.9%) (7.4%) Equity portfolio impact on VCR
Value Creation Ratio (VCR)
Total Shareholder Return (TSR)

Current Valuation Is Attractive

Closing price to tangible book value as of 1Q09 earnings teleconferences


1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Markel
Harleysville
Travelers
Chubb
Cincinnati Financial
Median
Hanover
Selective
State Auto
Hartford
Peer Average

Preserve Capital

- Maintain a diversified and stabilized investment portfolio
  - High-quality fixed-maturity portfolio that matches or exceeds total insurance reserves
  - 26% of portfolio invested in equities to grow book value
    - Largest holding is 10.5% of equity portfolio, largest sector 25.1%
  - Parent company liquidity
    - $1.1 billion in cash and securities excluding subsidiary stock
- Low reliance on debt, maintain debt to total capital <20%
  - Consists of two non-convertible, non-callable debentures due in 2028 and 2034
- Prudent use of reinsurance from highly rated reinsurers
- Effective risk management to guide decisions
- Risk-based capital measures improved in 2008 vs. 2007

Improve Profitability

- Implement technology projects to improve critical efficiencies and streamline processes for our agencies
  - Predictive modeling tool – 2009
  - Commercial lines policy administration system - By year-end 2009, deploy a new system for commercial package and auto to 11 states
  - Personal lines policy administration system – early 2010
  - Online services for agencies & policyholders in 2009-2010
  - Agent access to and submission of claims data in 2009
  - Launched long-term data management project for better underwriting and pricing decisions
- Ongoing efforts: staff additional field positions for better risk selection, improve internal efficiencies

Drive Premium Growth

- New agency appointments
  - 2009 target: 65 appointments of agencies writing an aggregate $1 billion annual property casualty premiums
- New states
  - Historically, gain 10% market share in new agencies within 10 years after appointment
  - Texas: Targeting new agencies writing $750 million in premiums annually with all carriers they represent
- $21 million increase in new business first quarter 2009
  - $6 million from surplus lines, plus estimated $4 million standard commercial from those new surplus lines policies
  - $4 million from agents appointed since January 2008
  - Prefer accounts well-established within an agency as the agent has better knowledge of the risks and price adequacy

Drive Premium Growth (continued)

- Surplus lines insurance –
  - Agencies write $2.5 billion annually of surplus lines business with other carriers
- Personal lines –
  - New agencies:
    - In 2008 we began writing personal lines or significantly expanded our product offerings in five states
    - Added Idaho and South Carolina in early 2009
    - Our agencies in these seven states write approximately $650 million in personal lines premiums annually with various carriers
  - Tiered rating to further improve rate & credit structures
- 2008 P&C new business increased $43 million over 2007
  - $29 million from agencies appointed since 2004
  - $14 million from surplus lines operation started in 2008

Select Group of Agencies in 35 States

1,141 agency relationships with 1,406 locations


Market Share:
1% and higher
Less than 1%
Entered in 2008
Inactive states
Headquarters (no branches)

Appendix

Performance Measure Trends
Investment Portfolio Analysis
Quality of Loss/LAE Reserves
Financial Strength Rating Comparison

CINCINNATI

Trend reflects higher catastrophe losses, lower pricing and investment income



Income and Dividends to Shareholders
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
-$1.00
2005
2006
2007
2008
1Q08
1Q09
Operating Income
Net Income
Dividends Paid

Cash Dividend Payout Ratio

Strong capital and cash flow support current level


100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Average ratios
1999
2000*
2001
2002
2003*
2004
2005
2006
2007
2008
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

Strong Cash Flow and Liquidity


Consolidated operating cash flow, in millions
$1,000
$800
$600
$400
$200
$0
2005
2006
2007
2008
3mos 08
3mos 09
Unusual items in Q1
Annual payment of contingent commissions ($80M in 1Q09)
Income taxes ($50M in 1Q09 on pre-tax income of $34M)

History of Industry-leading Profitability



Statutory combined ratio
105%
95%
85%
75%
65%
2005
2006
2007
2008
3mos 08
3mos 09
Cincinnati – incl. cat. losses
Cincinnati – excl. cat. losses
Est. Industry (A.M. Best) – incl. cat. Losses
Est. Industry (A.M. Best) – excl. cat. Losses
2009 Full-year Est. Industry (A.M. Best) - incl. cat. Losses
2009 Full-year Est. Industry (A.M. Best) - excl. cat Losses

17

Commercial Lines

74% of consolidated earned premiums



GAAP combined ratio
105%
95%
85%
75%
65%
2006
2007
2008
3mos 08
3mos 09
Before catastrophe losses and prior year reserve development

- Three-months 2009:
  - Net written premiums up 0.1%
  - 102.2% GAAP combined ratio
  - 97.6% GAAP combined ratio before cat losses and prior year reserve development
- Business lines:
  - Commercial casualty
  - Commercial property
  - Commercial auto
  - Workers' compensation
  - Specialty packages
  - Surety and executive risk
  - Machinery and equipment

18

Personal Lines

22% of consolidated earned premiums

- Three-months 2009:
  - Net written premiums down 3.5%
  - 120.7% GAAP combined ratio
  - 99.5% GAAP combined ratio before cat losses and prior years reserve development
- Business lines:
  - Personal auto
  - Homeowner
  - Other personal, such as umbrella liability and dwelling fire



GAAP combined ratio
120%
110%
100%
90%
80%
70%
2006
2007
2008
3mos 08
3mos 09
Before catastrophe losses and prior years reserve development

Above-industry Average Long-term Growth

Requires disciplined underwriting in soft markets



Property casualty net written premium growth
7.5%
5.0%
2.5%
0.0%
-2.5%
-5.0%
2005
2006
2007
2008
3mos 09
Cincinnati
Estimated Industry (A.M. Best)
2009 Full-year Estimated Industry (A.M. Best)

Market for 75% of Agency's Typical Risks

2008 net earned premiums


Consolidated
$3.136 Billion
Commercial Lines 74%
Life 4%
Personal Lines 22%
Property Casualty
$3.010 Billion
Workers' Compensation 12%
Surety and Executive Risk 4%
Homeowner 9%
Personal Auto 11%
Other Personal 3%
Commercial Property 16%
Machinery and Equipment 1%
Commercial Casualty 25%
Specialty Packages 5%
Commercial Auto 14%

Potential in the Property Casualty Market

Direct Written Premiums (Dollars in millions)	Cincinnati (2008)	Total P/C Industry (2008)	Cincinnati Market Penetration (2008)
Ohio	$ 614	$ 13,065	4.7%
Illinois	284	20,777	1.4%
Indiana	216	8,504	2.5%
Pennsylvania	190	19,529	1.0%
Georgia	161	13,700	1.2%
North Carolina	158	12,248	1.3%
All Active States	**$ 3,180**	**$ 339,312**	**0.9%**

Excludes accident and health business. Industry data as of April 2009.

Successful Agencies

8.3% CAGR in agency total premiums since 2004

(Open Agencies Only) (Dollars in thousands)	2007	2006	2005
Property Casualty Agency Billed Premiums:			
Cincinnati	$ 3,267	$ 3,264	$ 3,193
Agency Total	$23,553	$21,656	$20,312
Cincinnati Agency Relationships:	1,092	1,066	1,024
Cincinnati Agency Penetration:	13.9%	15.1%	15.7%
Percent of Locations Open Less than Three Years:	10.3%	9.7%	9.1%

Steadily Increase Share of Agency Business

Agency appointments drive opportunity

Market Share Per Reporting Agency Location
By Year(s) Appointed


22.4%
9.1%
4.8%
0.8%
2007
2003-2006
1998-2002
Pre-1998

Based on 2007 Agency Written Premiums
(Excluding excess and surplus lines)

Ample Capacity for Future New Business and Investment


Net written premiums to statutory surplus
1.20
1.00
0.80
0.60
0.40
0.20
0.00
2005
2006
2007
2008
3/31/2009

Investment Portfolio

Invest for Income and Appreciation

$8.8 billion at March 31, 2009


Tax-Exempt Fixed Maturities $2.961
Common Equities $2.233
Taxable Fixed Maturities $3.518
Cash and Other* $0.13
Preferred Equities $0.069

*Short-term investments and other invested assets

Investment Income

Declined 11.6% in 2008, expect growth in 2H09


in millions
700
600
500
400
300
200
100
0
-100
2005
2006
2007
2008
3mos 08
3mos 09

Stable Capital

Fixed-maturity portfolio – $6.48 billion at March 31, 2009


Rated AAA, AA and A
$4.480 billion (69%)
Rated BBB
$1.541 billion (24%)
Rated BB and below $263 million (4.1%)
Unrated $208 million (3.2%)
Tax-exempt $3.0 billion (46%)
Taxable $3.5 billion (54%)
Approximates total insurance liabilities – $5.7 billion

Diversified Equity Portfolio*

Income and appreciation potential, 56% of P&C surplus

	March 31, 2009		December 31, 2007	
Sector	CFC	S&P 500 Weightings	CFC	S&P 500 Weightings
Healthcare	**25.1%**	15.3%	**10.2%**	12.0%
Staples	**18.5**	12.8	**10.7**	10.2
Energy	**14.1**	13.0	**11.5**	12.9
Financial	**2.9**	10.8	**56.2**	17.6
Utilities	**10.0**	4.3	**4.8**	3.6
Discretionary	**9.8**	8.8	**2.8**	8.5
Industrials	**6.6**	9.7	**1.9**	11.5
Technology	**7.5**	18.0	**1.9**	16.8
Materials	**2.8**	3.3	**0.0**	3.3
Telecom Services	**2.7**	4.0	**0.0**	3.6

* Publicly traded common stocks

Property Casualty Statutory Reserves

Objective: modestly redundant reserves

Values shown are carried net loss and loss expense reserves
Vertical bar represents reasonably likely range


In millions
$2,977
$3,111
$3,356
$3,397
$3,498
Reserve range at 12-31-08
Low end $3,256
High end $3,592
Carried at 72th percentile
Development
(Favorable)
(196)
(160)
(116)
(244)
(323)
2004*
2005*
2006**
2007**
2008**

* External actuarial range
** Internal actuarial range

Stability and Integrity

Insurer Financial Strength Ratings

	Property Casualty	Excess & Surplus	Life
A.M. Best	A+ (2 of 16)	A (3 of 16)	A (3 of 16)
Fitch	AA- (4 of 21)	n/a	AA- (4 of 21)
Moody's	A1 (5 of 21)	n/a	n/a
S&P	A+ (5 of 21)	n/a	A+ (5 of 21)

Ratings are under continuous review and subject to change and/or affirmation. For the latest ratings, access Financial Strength Ratings at www.cinfin.com.

Financial Strength Ratings Comparison

	AM Best	Fitch	Moody's	S&P
Cincinnati	A+	AA-	A1	A+
Auto Owners	A++	-	-	AA
Chubb	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	AA-	A1	A+
Central Mutual	A+	-	-	-
Frankenmuth	A+	-	-	A
Selective	A+	A+	A2	A+
State Auto	A+	-	A2	A
Travelers	A+	AA	Aa2	AA-
West Bend	A+	-	-	-
CNA	A	A-	A3	A-
Fireman's Fund	A	-	A2	AA-
General Casualty	A	A+	-	A
Hanover	A	A-	A3	A-
Hartford	A	A+	A2	A
Liberty Mutual	A	A-	A2	A-
Safeco	A	A-	A2	A-
Westfield	A	-	-	A
Zurich	A	A+	A1	AA-
EMC	A-	-	-	BBB
Harleysville	A-	A-	A3	A-

Source: Rating agency Web sites as of May 15, 2009. Ratings are under continuous review and subject to change and/or affirmation.